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                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
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IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
   SN Insurance Administrators, Inc. )                  STATEMENT NO.  11
                                     )           FOR THE PERIOD FROM:  2/1/2001
                               DEBTOR)                            TO:  2/28/2001
-------------------------------------
CHAPTER 11 CASE NO. SV00-14102-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP Payroll      DIP Operating    DIP WCMA/MLIF     DIP Operating
                                                        Account           Account          Account           Account
                                                      -------------------------------------------------------------------------
                                                                        CLOSED 2/01
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $12,481,807.60    $201,886.69      $726,419.57             $0.00

B.  Less: Total Disbursements Per All Prior            $12,427,718.54    $201,886.69       $65,433.10             $0.00
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                      $54,089.06          $0.00      $660,986.47             $0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

      Per Attached Schedule                                     $0.00          $0.00        $3,113.53        $30,000.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                      $54,089.06          $0.00      $664,100.00        $30,000.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

      Per Attached Schedule                                $27,787.65          $0.00       $30,020.00        $14,868.02

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                         $26,301.41          $0.00      $634,080.00        $15,131.98

                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------------
                                                       Pre-Petition         Pre-Petition              Pre-Petition
                                                      Payroll Account     Operating Account       Concentration Account
                                                      -------------------------------------------------------------------------
                                                       CLOSED 5/12/00        CLOSED 6/1/00              CLOSED 5/10/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $89,716.19                  $55.00                   $0.00

B.  Less: Total Disbursements Per All Prior           $89,716.19                  $55.00                   $0.00
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                      $0.00                   $0.00                   $0.00

                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

      Per Attached Schedule                                $0.00                   $0.00                   $0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                      $0.00                   $0.00                   $0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

      Per Attached Schedule                                $0.00                   $0.00                   $0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                         $0.00                   $0.00                   $0.00

                                                      -------------------------------------------------------------------------



                                                      ---------------------
                                                        Pre-Petition
                                                      Account Payable Acct
                                                      ----------------------
                                                        CLOSED 5/15/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements      $0.00

B.  Less: Total Disbursements Per All Prior              $0.00
          Interim Statements
                                                      ----------------------
C.  Beginning Balance                                    $0.00

                                                      ----------------------
D.  Receipts During Current Period

      Per Attached Schedule                              $0.00

                                                      ----------------------
E.  Balance Available                                    $0.00

                                                      ----------------------
F.  Less: Disbursements During Period

      Per Attached Schedule                              $0.00

                                                      ----------------------
G.  Ending Balance                                       $0.00

                                                      ----------------------



H.  ACCOUNT INFORMATION

    (1). DIP Payroll Account

          (a) Bank name and location            Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15811-20465

    (2). DIP Operating Account

          (a) Bank name and location            Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110

          (b) Account Number                    17-402-552       CLOSED 2/01

    (3). DIP WCMA/MLIF Account

          (a) Bank name and location            Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402

          (b) Account Number                    77M07W62

    (4). DIP Operating Account

          (a) Bank name and location            Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15816-16574

    (5). Pre-Petition Payroll Account

          (a) Bank name and location            Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b) Account Number                    14177-04994      CLOSED 5/12/00

    (6). Pre-Petition Operating Account

          (a) Bank name and location            Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110

          (b) Account Number                    17-401-289       CLOSED 6/1/00

    (7). Pre-Petition Concentration Account

          (a) Bank name and location            Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b) Account Number                    14178-04941      CLOSED 5/10/00

    (8). Pre-Petition Accounts Payable Account

          (a) Bank name and location            Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b) Account Number                    77652-01168      CLOSED 5/15/00


I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated: 4/18/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------